                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1997 included in Premiere Technologies, Inc.'s Form 10-K for the year ended December 31, 1996 and our reports included in Premiere Technologies, Inc.'s Current Report on Form 8-K dated April 30, 1997.


/s/ Arthur Andersen LLP

Atlanta, GA
June 18, 1997